                                                                   EXHIBIT 10.21


                          FIRST AMENDMENT TO THE LEASE


                                    between

                          REGENT HOLDING CORPORATION,
                             a Florida corporation


                                      and


                           Daleen Technologies, Inc.
                             a Florida Corporation



                            for premises located at


                              902 Clint Moore Road
                                   Suite 138
                           Boca Raton, Florida 33487



Submission of this First Amendment for examination does not constitute an offer to amend the lease, and this First Amendment shall become effective only upon execution and delivery hereof by Landlord to Tenant

                       FIRST AMENDMENT TO LEASE AGREEMENT
                      BETWEEN REGENT HOLDING CORPORATION,
                     A FLORIDA CORPORATION ("LANDLORD") AND
                           DALEEN TECHNOLOGIES, INC.,
                        A FLORIDA CORPORATION ("TENANT"),
                             FOR PREMISES LOCATED AT

           902 CLINT MOORE ROAD, SUITE 138, BOCA RATON, FLORIDA 33487

THIS FIRST AMENDMENT TO LEASE IS MADE THIS 2ND DAY OF DECEMBER, 1998 IS MADE BETWEEN REGENT HOLDING CORPORATION, A FLORIDA CORPORATION ("LANDLORD"), AND DALEEN TECHNOLOGIES, INC., A FLORIDA CORPORATION ("TENANT").

                                   BACKGROUND

A. By (the Lease agreement dated August 27, 1998, Landlord leased to Tenant a portion of space in the building known as Congress Corporate Plaza, Building Four located at 902 Clint Moore Road, Suite 138, Boca Raton, Florida comprising approximately 4,896 rentable square feet (the "Premises").

B. At this time, Landlord and Tenant wish to extend the Lease and modify the Base Rent.

                                   WITNESSETH

In consideration of the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1. LEASE TERM: The lease shall be extended for a period of Nine (9) months from the date of current lease expiration for the period September 1, 1999 through and including May 31, 2000 (the "Extended Term").

2. BASE RENT: Tenant agrees to pay Base Rent during the Extended Term according to the following schedule:

         MONTH OF                   MONTHLY             ANNUAL
         EXTENDED TERM              BASE RENT           BASE RENT
         -------------              ---------           ---------
         Months 1-9                 $4,031.04           $48,372.48


3. LANDLORD'S LIEN PROTECTION: Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place mechanic's, materialmen's or other liens of any kind whatsoever upon the demised premises or upon the track of land described on Exhibit A, or any portion thereof; on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect. Tenant has no power to subject Landlord's interest in the demised premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of the Tenant for payment.

4. OPERATING COSTS: Tenant agrees to continue paying its proportionate share of Operating Costs as defined in the Lease, subject to adjustment as defined in the Lease.

5.       Except as described herein, the Lease has not been amended in any way.


Landlord: /s/ [ILLEGIBLE]    Tenant: /s/ [ILLEGIBLE]
          ---------------            ---------------

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       BETWEEN REGENT HOLDING CORPORATION,
                     A FLORIDA CORPORATION ("LANDLORD") AND
                           DALEEN TECHNOLOGIES, INC.,
                        A FLORIDA CORPORATION ("TENANT"),
                             FOR PREMISES LOCATED AT

           902 CLINT MOORE ROAD, SUITE 138, BOCA RATON, FLORIDA 33487

                                  (continued)


The parties intending to be bound hereby execute or cause this First Amendment to be executed this 2nd day of December, 1998.


WITNESSES:                        LANDLORD:

/s/[ILLEGIBLE]                    REGENT HOLDING CORPORATION,
-----------------------------     a Florida Corporation

/s/[ILLEGIBLE]                    By: /s/[ILLEGIBLE]
-----------------------------         ---------------------------------

                                  Title: Vice President
                                         ------------------------------

                                  TENANT:

/s/[ILLEGIBLE]                    DALEEN TECHNOLOGIES, INC.,
-----------------------------     a Florida Corporation

/s/[ILLEGIBLE]                    By: /s/ R. A. Schell
-----------------------------         ---------------------------------

                                  Title: Vice President of Finance and
                                         ------------------------------
                                         Chief Financial Officer

                                                        CCP Phase II, Building 1

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Approximately 4,896 rentable square feet of office and/or warehouse space located in a building containing approximately 53,022 square feet situated on a portion of approximately 9.49 acres on a parcel of land lying in Section 6, Township 47 South, Range 43 East and being more particularly described as 902 Clint Moore Road, Suite 138, Boca Raton, Florida. Further described as Congress Corporate Plaza, Phase II situated within a development known as Congress Corporate Plaza containing of approximately 106,044 square feet.